NYSE BBX JULY 2004 July 23, 2004 Prepared:

BANKATLANTIC BANCORP NYSE:BBX A Florida based financial services holding company Retail and Commercial Banking Investment Banking and Retail Brokerage

(NYSE:BBX) Assets1 $5.4 Billion Equity Capital1 $440 Million Book Value per Share1 $7.37 Market Capitalization2 $1.1 Billion Price to Book2 2.48x Price to Earnings2 15.32x 1At 6/30/04 2Trailing 12 months, based on $18.26 per share closing price on 7/16/04 BANKATLANTIC BANCORP

Income from Continuing Operations1 (in Millions) $19.2 $38.6 Return on Tangible Assets from Continuing Operations1 0.36% 0.71% Return on Tangible Equity from Continuing Operations1 5.38% 9.49% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42 2002 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 2003

Income from Continuing Operations1 (in Millions) $17.2 $18.3 Return on Tangible Assets from Continuing Operations1 0.69% 1.48% Return on Tangible Equity from Continuing Operations1 9.91% 21.18% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42 2Q'03 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 2Q'04

BANKATLANTIC Founded in 1952 "Florida's Most Convenient Bank" 74 branches High visibility in South Florida Strong demographics OVERVIEW

BANKATLANTIC BRANCH NETWORK Household Penetration (1) 266K households 601K accounts 58K online customers 2.5 products & services per household overall cross-sell rate (1) As of 6/30/2004 Distribution Network 74 Branches - Open 7 days Unique ATM niche Award-winning Internet platform 24x7 Customer Service

BANKATLANTIC FLORIDA DEPOSIT RANKING* Institution Branches Deposits *As of 9/30/03 **Updated to reflect the opening of a de novo branch on 6/1/04 Source: Florida Bankers Assoc. - Branch Deposit Report 1. Bank of America 743 $52.8 2. Wachovia 546 41.0 3. SunTrust 437 29.1 4. Washington Mutual 153 10.5 5. SouthTrust 252 9.5 6. AmSouth 169 6.6 7. World Savings 47 6.0 8. AmTrust 15 5.1 9. Union Planters 71 4.3 10. Colonial Bank 110 4.1 11. Ocean Bank 23 3.7 12. Citibank 34 3.6 13. Northern Trust 27 3.4 14. BankUnited 42 3.3 15. BankAtlantic ** 74 $3.0 Period-end Balances, Billions

BankAtlantic Deposits (In millions) BankAtlantic Market Share *As of 9/30/03 Source: FL Bankers Assoc. MARKET SHARE* BANKATLANTIC Broward (Fort Lauderdale) $1,529 5.62 % Palm Beach / Boca Raton 758 2.89 % Miami-Dade 397 0.77 % Tampa Bay 112 0.41 % All Other 186 2.37 % Florida 2,983 1.17%

BANKATLANTIC STRATEGY Increase Low Cost deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow Lending Units through Conforming 1- 4 Family, Commercial Real Estate, Small Business and Consumer No Credit Card, International, Syndication, or Indirect lending Maintain high performance credit characteristics

BANKATLANTIC "FLORIDA'S MOST CONVENIENT BANK" Seven Day Branch Banking Extended Weekday Hours 24/7 "live" Customer Service Open Most Holidays Free Checking Free Online Banking Unique Banking Experience Dozens of New Deposit product bells and whistles

FLORIDA'S MOST CONVENIENT BANK

BANKATLANTIC NEW BRANCH LOOK

NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* 2001 2002 2003 2004 Estimate NEW ACCTS 43000 99000 145000 175000 *Demand, Savings, NOW accounts comprise Low Cost Deposits

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 2Q'03 547 456 191 851 860 2Q'04 788 585 251 907 720 LOW COST DEPOSITS * 2Q '03 1193.9 2Q '04 1623.8 Period-end Balances, Millions 44% 28% 32% - 16% 0.18% 0% 0.37% 0.27% 2.25% 7% 0.93% 2Q '04 Deposit Cost % Growth 36% *Demand, Savings, NOW accounts comprise Low Cost Deposits YEAR-OVER-YEAR CHANGE

LOW COST DEPOSIT GROWTH1 "SAME BRANCH"2, YEAR-OVER-YEAR CHANGE 1 Demand, Savings, NOW accounts comprise Low Cost Deposits 2 Includes Branches open for 2 years or more 15% Goal 20% '04 Goal 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 Linked Qtr Growth 0.149 0.23 0.296 0.305 0.312 0.3312 0.3618 0.335 0.363 0.369 Quarterly % Growth 15% Goal 20% Goal

LOW COST DEPOSITS* % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 Low Cost Deposit % 0.26 0.29 0.3 0.32 0.35 0.4 0.41 0.43 0.45 0.49 0.5 *Demand, Savings, NOW accounts comprise Low Cost Deposits

DEMAND DEPOSITS % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 DDA % Tl. Deposits 0.13 0.13 0.14 0.14 0.16 0.18 0.19 0.2 0.21 0.24 0.24

TOTAL DEPOSITS BANK OPERATIONS 1998 1999 2000 2001 2002 2003 2004 Estimate Total Deposits 1.925772 2.027892 2.234485 2.276567 2.920555 3.058142 3.473226 Compound Growth 10.3% *3.58% *Cost of Deposits *3.62% *4.21% *3.68% *2.20% *1.23% 54 52 54 54 72 73 Number of Branches 4.7% Period-end Balances, Billions 75 *0.93% 13.6%

SELF SERVICE COIN COUNTER 3Q '03 4Q '03 1Q '04 2Q '04 East 30053 41122 50599 69836 Number of Transactions Number of Counters in service: 73 Number of Counters in service: 73

BANKATLANTIC.COM 58,000 online customers Free Online Banking Electronic Bill Pay 24x7 Customer Service Winner 2002 Standard of Excellence Award

GROWING FEE INCOME BANK OPERATIONS Deposit Fees Check Card Loan Fees Financial Services Other $12.7 Million 64% $4.7 Million 24% $1.7 Million 8% $0.3 Million 1% $0.6 Million 3% FEE INCOME $20.0 Million 2Q'04 - Up 22%(a) (a) Year-over-Year Core Fee Income growth

2000 2001 2002 2003 2004 Estimate Fee Income 29.573322 32.077217 42.315973 63.144773 73.247027 Compound Growth 25.5% 16.0% 49.2% 31.9 % Dollars in Millions FEE INCOME BANK OPERATIONS

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

BANKATLANTIC 2005 BRANCH EXPANSION STRATEGY Branch de novo expansion strategy: Open between 8 and 10 branches 2005 capital commitment $18 million Anticipated break-even 12-15 months Existing Branch renovation and "branding" initiative: Renovation and "branding" of existing branches Capital commitment $13 million

LOAN GROWTH BANK OPERATIONS 1998 1999 2000 2001 2002 2003 2004 Estimate Total Loans 2.635 2.69 2.854 2.774 3.468 3.676 4.486 Compound Growth 9.3% *137% *Loan to Deposit Ratio *133% *128% *122% *119% *120% 6.0% Period-end Balances, Billions 22.0% *129%

LOAN COMPOSITION BANK OPERATIONS Commercial Real Estate $1, 663 43% +1% Residential 1,513 39% -20% Consumer 431 11% +28% Small Business 188 5% +20% Corporate 104 2% +3% Total Loans $3,899 100% -5% 2Q'04 Gross Outstandings % of Total 2Q'04 vs 2Q'03 Period-end Balances, Millions

ASSET QUALITY 2002 2003 1Q'04 2Q'04 Non Performing Assets - Gross $31.4 $14.1 $14.0 $14.6 Non Performing Assets % Loans & Other Assets 0.8% 0.4% 0.3% 0.3% Net Charge offs $19.8 $1.1 $(0.6) $(3.3) Annualized Net Charge offs to Avg. Loans O/S 0.6% 0.0% (0.1)% (0.4)% Loan Loss Reserve $48.0 $45.6 $45.4 $46.7 Loan Loss Reserve to Total Loans 1.2% 1.2% 1.2% 1.2% Loan Loss Reserve Coverage of Non Performing Loans 235.6% 422.1% 387.1% 367.7% Period-end Balances, Millions

ASSET/LIABILITY Anticipate continuing upturn in rates in 4Q '04 / 1Q '05 Positioned for rising rates Low Cost Deposits more valuable in rising rate environment Margin reached 3.73% in 2Q '04

RYAN BECK & CO. Full-service investment banking and regional brokerage Founded in 1946 Nationally recognized leader in Financial Institutions investment banking OVERVIEW

RYAN BECK & CO. 34 Branches 455 Financial Counselors $18.1 Billion in Customer Assets

RYAN BECK & CO. Retail 63% Contribution Investment Banking 26% Contribution Capital Markets 11% Contribution $41.8 Million $17.2 Million $6.9 Million TOTAL REVENUE $65.9 Million 2Q'04 - Up 23%(a) (a) Year-over-Year Total Revenue growth

FINANCIAL RESULTS

INCOME FROM CONTINUING OPERATIONS1 2000 2001 2002 2003 2Q'03 2Q'04 Income from Continuing Ops 18.644 22.53 19.15 38.597 9.809 18.26 Compound Growth 27% CONSOLIDATED 101% Dollars in Millions 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42 87%

EPS TREND FROM CONTINUING OPERATIONS1 2000 2001 2002 2003 2Q'03 2Q'04 EPS from Continuing Ops 0.43 0.47 0.32 0.62 0.16 0.29 Compound Growth 13% CONSOLIDATED 94% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42 2 Decline in 2002 primarily due to impairments in the Parent Company's equity securities portfolio $0.322 81%

STOCKHOLDER VALUE

ANNUAL RETURN *Total Market Returns as of 7/16/04 close BBX S&P 500 2002 2.91% - 22.56% 2003 99.52% 24.54% 2004 YTD* 24.04% 0.23%

CONSOLIDATED RECONCILIATION OF NET INCOME AND INCOME FROM CONTINUING OPERATIONS Dollars in Thousands, except for EPS NET INCOME (GAAP) $24,714 $32,160 $ 50,335 $67,717 $17,209 $18,260 Income from Discontinued Operations (6,070) (8,492) (22,543) (29,120) (7,400) Cumulative effect of a change in accounting principle (1,138) 15,107 Gruntal extraordinary item (23,749) INCOME FROM CONTINUING OPERATIONS $18,644 $22,530 $19,150 $38,597 $9,809 $18,260 DILUTED EPS (GAAP)1 $0.54 $0.65 $0.81 $1.08 $0.28 $0.29 Income from Discounted Operations (0.11) (0.16) (0.35) (0.46) (0.12) Cumulative effect of a change in accounting principle (0.02) 0.23 Gruntal extraordinary item (0.37) DILUTED EPS from Continuing Operations $0.43 $0.47 $0.32 $0.62 $0.16 $0.29 1Note: In periods prior to December 31, 2001 BBX's capital structure included a dividend premium for our Class A common shareholders, and EPS was computed under the two-class method. In the Second quarter 2001 BBX shareholders voted to eliminate the dividend premium. FY 2000 FY 2001 FY 2002 FY 2003 2Q '04 2Q '03

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this presentation and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; achieving the benefits of the prepayment of the Federal Home Loan Bank advances; and management's estimates as to new account openings, loan growth and fee income. Further, this press release contains forward-looking statements relating to BankAtlantic's new branch, de novo expansion strategy and its renovation and branch "branding" initiative which are subject to a number of risks and uncertainties. These include, but are not limited to: regulatory issues, that the number of new branches may be less than anticipated, and that the new branch, de novo expansion strategy and renovation and branch "branding" initiative will not be successful or will not produce results which justify their costs. Further, this presentation contains forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, the volatility of the stock market and fixed income markets, as well as its revenue mix, the success of new lines of business, uncertainties associated with the Gruntal litigation, and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

SUPPLEMENTAL DATA

BankAtlantic Parent Company Ryan Beck & Co. Operating Net Income: (1) 2Q'04 $14 Million FY'03 $49 Million Equity: 2Q'04 $495 Million Operating Net (Loss): (1) 2Q'04 $(3) Million FY'03 $(12) Million Equity: 2Q'04 $440 Million Operating Net Income: (1) 2Q'04 $7 Million FY'03 $10 Million Equity: 2Q'04 $85 Million BANKATLANTIC BANCORP Operating Net Income: (1) 2Q'04 $18 Million FY'03 $47 Million Equity: 2Q'04 $440 Million 1 Operating Net Income/(Loss) is defined as GAAP Income/(Loss) from continuing operations adjusted for the equity security litigation settlement gain of $14.8 million in 1Q'04 and costs associated with debt redemptions, net of tax, of $7.6 million in 1Q'04 and $8.2 million in FY'03 EARNINGS, CONTRIBUTION

NET INTEREST MARGIN BANK OPERATIONS 1998 1999 2000 2001 2002 2003 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 NIM 0.0373 0.0369 0.0346 0.0361 0.0352 0.0328 0.0335 0.0327 0.031 0.0339 0.0373 0.0373

NET INTEREST MARGIN BANK OPERATIONS Funding Mix FY 2001 FY 2002 FY 2003 1Q'04 2Q'04 Leverage 42% 33% 24% 21% 29% Other Deposits 43% 43% 41% 40% 36% Low Cost Deposits 15% 23% 34% 39% 36% Totals 100% 100% 100% 100% 100% Cost of Deposits FY 2001 FY 2002 FY 2003 1Q'04 2Q'04 Leverage 5.07% 4.35% 4.11% 4.18% 3.49% Other Deposits 4.77% 2.98% 1.92% 1.55% 1.51% Low Cost Deposits 0.45% 0.42% 0.24% 0.18% 0.18% Effective Cost of Deposits, including DDAs 3.68% 2.20% 1.23% 0.91% 0.85% Margin Impact FY 2001 FY 2002 FY 2003 1Q'04 2Q'04 Earning Asset Yield 7.63% 6.38% 5.39% 5.34% 5.16% Cost of Liabilities 4.59% 3.27% 2.52% 2.02% 1.82% Spread 3.04% 3.11% 2.87% 3.32% 3.34% Effect of No Cost Funds 0.57% 0.41% 0.41% 0.41% 0.39% Net Interest Margin 3.61% 3.52% 3.28% 3.73% 3.73%

FHLB ADVANCES BANK OPERATIONS Future Future Dollars in millions Amount Rate NIM Impact NIM Impact Prepaid in 2003: $ 325 5.57% 29 b.p. Prepaid and called in 1Q 2004: 108 5.55% 14 b.p. Remaining Maturities: 2004 $ 250 1.38% 2005 62 1.42% 2006 40 1.42% 2008 409 5.47% 2009 10 5.06% 2010 32 5.93% 2011 80 4.83% Total $ 883 3.80%

FUNDING COSTS BANK OPERATIONS 1998 1999 2000 2001 2002 2003 1Q'03 1Q'04 2Q'04 Deposit Cost of Funds (including impact of free funding from DDAs) 3.58% 3.62% 4.21% 3.68% 2.20% 1.23% 1.59% 0.91% 0.85% Borrowing Cost of Funds (Other Interest Bearing Liabilities) 5.68% 5.34% 6.04% 5.07% 4.35% 4.11% 4.19% 4.18% 3.49% Total Cost of Funds 4.39% 4.28% 4.99% 4.26% 2.98% 2.21% 2.53% 1.68% 1.50%

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 1Q'04 2Q'04 TOTAL ASSETS 1.5 1.7 2.6 3 3.8 4.1 4.6 4.6 5.4 4.8 4.8 5.4 LEVITT 0.4 TOTAL ASSETS Compound Growth 14% Dollars in Billions CONSOLIDATED (a) Post Levitt spin-off on 12/31/2003 (b) Levitt's Total Assets at spin-off $4.8(a) $0.4(b)

FINANCIAL HIGHLIGHTS Total Assets (a) $5.4 Billion Billion -6.7% Total Deposits $3.3 Billion Billion +11.9% Total Loans (Net) $3.9 Billion Billion -3.1% Total Revenues $125.7 Million Million +13.0% Total Expenses $97.9 Million Million +3.6% Net Income $18.3 Million Million +6.1% EPS $0.29 +3.6% EPS from Continuing Ops (b) $0.29 +81.3% 2Q'04 vs 2Q'03 2Q'04, CONSOLIDATED (a) Post Levitt spin-off on 12/31/2003 (b) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #42